EXHIBIT 99.1

                         GL Energy and Exploration, Inc.


                          (A Development Stage Company)
                   Pro Forma Consolidated Financial Statements


On May 29, 2003, GL Energy and Exploration Inc. ("GLEE") and Wellstar International Inc., a Nevada corporation ("Wellstar"), entered into an asset purchase agreement to acquire all of Wellstar's 60% interest in two mineral claims located in Chile. GLEE issued 20,000,000 shares of its common stock to two individuals. Consideration for these shares was $35,000 cash and a 100% of Wellstar's 60% interest in the joint ventures.

GLEE utilized the $35,000 in cash proceeds to reduce the loans that were payable to shareholders. In addition, GLEE transferred to one of the shareholders its 100% interest in its GL Gold subsidiary to settle the remaining debt due them in the amount of $32,225.

On May 29, 2003, GLEE issued 210,000 shares of its unrestricted common stock under the 2003 Equity Performance Plan to 3 individuals for services rendered that were valued at $5,310.

On June 12, 2003, GLEE issued 3,040,000 shares of its unrestricted common stock under the 2003 Equity Performance Plan to 3 sole proprietors for future services to be rendered in connection with company shareholder relations and company promotion.

On May 28, 2003 the company effected a 22 for 1 reverse stock split approved by the Board of Directors with a written consent of a majority of the shareholders.

The Pro Forma financial statements reflect all of the transactions contemplated by these Plans and are accounted for on a purchase accounting basis. The pro forma adjustments represent, in the opinion of management, all adjustments necessary to present the Company's consolidated pro forma financial statements based upon available information and certain assumptions considered reasonable under the circumstances.

The consolidated pro forma financial statements presented herein do not purport to present what the Company's consolidated financials would actually have been had the events leading to the pro forma adjustments in fact occurred on the date or at the beginning of the period indicated or to project the Company's consolidated financials for any future date or period.

The consolidated pro forma financial statements should be read in conjunction with the audited financial statements of the Company and the notes thereto and management's discussion and analysis thereof, included in the Company's annual statements together.



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
                         GL Energy and Exploration, Inc.
                      (A Company in the Development Stage)
                  Audited Consolidated Proforma Balance Sheets
                                December 31, 2002

                                                                               Historical 60%
                                                                Historical      Interest in       Proforma
                                                                GL Energy      Joint Ventures    Adjustments        Proforma
                                                              --------------   --------------   --------------   --------------
ASSETS
  Current Assets:
     Cash and Cash Equivalents                                $       34,456   $         --     $         --     $       34,456
     Prepaid Expenses                                                    200             --              3,040            3,240
                                                              --------------   --------------   --------------   --------------
        TOTAL ASSETS                                          $       34,656   $         --     $        3,040   $       37,696
                                                              ==============   ==============   ==============   ==============
LIABILITIES AND SHAREHOLDERS' EQUITY
  Current Liabilities:
     Accounts Payable                                         $          242   $         --     $         --     $          242
     Accrued Obligation to Platoro West Incorporated                  27,132             --               --             27,132
     Due to Shareholder                                               67,225             --            (67,225)            --
                                                              --------------   --------------   --------------   --------------
        Total Liabilities                                             94,599             --            (67,225)          27,374

Minority Interest                                                        116             --               --                116

  Shareholders' Equity:
     Preferred Stock - $0.001 par value; 5,000,000 shares
        Authorized, no shares issued and outstanding                    --               --               --               --
     Common Stock - $0.001 par value; 100,000,000 shares
        Authorized, 24,333,614 shares outstanding at
        December 31, 2002 on proforma basis                           23,840             --                494           24,334

     Additional Paid-in Capital                                      140,600             --             42,676          183,276
     Deficit Accumulated During the Development Stage               (224,499)            --             27,095         (197,404)
                                                              --------------   --------------   --------------   --------------
        Total Shareholders' Deficit                                  (60,059)            --             70,265           10,206
                                                              --------------   --------------   --------------   --------------
        TOTAL LIABILITIES AND SHAREHOLDERS' DEFICIT           $       34,656   $         --     $        3,040   $       37,696
                                                              ==============   ==============   ==============   ==============



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
                         GL Energy and Exploration, Inc.
                      (A Company in the Development Stage)
 Audited Consolidated Proforma Statements of Operations and Accumulated Deficit
                          Year ended December 31, 2002


                                                                   Historical 60%
                                                    Historical      Interest in       Proforma
                                                    GL Energy      Joint Ventures    Adjustments        Proforma
                                                  --------------   --------------   --------------   --------------
REVENUES
  Revenues                                        $         --     $         --       $       --     $         --
  Cost of Revenues                                          --               --               --               --
                                                  --------------   --------------   --------------   --------------
     Gross Margin                                           --               --               --               --

EXPENSES
  Mineral Rights                                          18,454             --               --             18,454
  Legal and Accounting                                    29,415             --               --             29,415
  General and Administrative                              35,016             --              5,130           40,146
                                                  --------------   --------------   --------------   --------------
     Total Expenses                                       82,885             --              5,130           88,015

  Minority Interest in Losses of Subsidiary                  (60)            --               --                (60)
                                                  --------------   --------------   --------------   --------------
  (Deficit) from Operations                              (82,825)            --             (5,130)         (87,955)
                                                  --------------   --------------   --------------   --------------

  Gain on Sale of Subsidiary                                --               --             32,225           32,225

                                                  --------------   --------------   --------------   --------------
  NET (DEFICIT)                                          (82,825)            --             27,095          (55,730)

  Deficit Accumulated During the Development
    Stage at Beginning of Period                        (141,674)            --               --           (141,674)
                                                  --------------   --------------   --------------   --------------
  Deficit Accumulated During the Development
    Stage at End of Period                        $     (224,499)  $         --     $       27,095   $     (197,404)
                                                  ==============   ==============   ==============   ==============

  Net Deficit per Share - Basic                   $        (0.08)  $         --     $         0.00   $        (0.00)
  Net Deficit per Share - Diluted                 $        (0.08)  $         --     $         0.00   $        (0.00)

  Shares used in per Share Calculation:
   Basic                                               1,083,614             --         23,250,000       24,333,614
   Diluted                                             1,083,614             --         23,250,000       24,333,614




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                         GL Energy and Exploration, Inc.
                      (A Company in the Development Stage)
          Notes to Unaudited Consolidated Proforma Financial Statements
                          Year ended December 31, 2002


NOTE 1 -    BASIS OF ORGANIZATION
            ---------------------

            The acquisition of the joint venture interest from Wellstar was accounted for on a purchase basis.

NOTE 2 - The pro forma adjustments to the consolidated balance sheet include the elimination of intercompany consolidation entries.

NOTE 3 - The Company settled its notes payable to shareholders by utilizing the $35,000 in cash proceeds acquired during the transfer of control and transferring to one of the shareholders its 100% interest in its GL Gold subsidiary to settle the remaining debt due them in the amount of $32,225.








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